EXHIBIT 99.1

CONTACTS:

Christine Nakamoto, investor relations

408.617.7626

christine.nakamoto@palm.com

Marlene Somsak, media relations

408.617.7451

marlene.somsak@palm.com

Palm Reports Q3 FY07 Results

Treo Smartphone Sell-through and Revenue Hit Record Highs

SUNNYVALE, Calif., March 22, 2007 – Palm, Inc. (Nasdaq: PALM) today reported revenue of $410.5 million in the third quarter of fiscal year 2007, ended March 2. Smartphone sell-through for the period reached a company record high totaling 738,000 units, up 30 percent year over year and up 20 percent sequentially.

Net income in the fiscal quarter totaled $11.8 million, or $0.11 per diluted share. Net income included stock-based compensation expense of $5.7 million, an in-process research and development charge from acquisitions during the quarter of $3.7 million and amortization of intangible assets of $0.3 million. This compares to net income for the third quarter of fiscal year 2006 of $29.9 million, or $0.28 per diluted share.

Net income for the quarter, on a non-GAAP(1) basis, totaled $16.5 million, or $0.16 per diluted share, excluding stock-based compensation expense, an in-process research and development charge and amortization of intangible assets, and adjusting the income tax provision to 40 percent. This compares to non-GAAP net income in the third quarter of fiscal year 2006 of $19.8 million, or $0.19 per diluted share, excluding the effects of amortization of intangible assets and deferred stock-based compensation, the related income tax provision, and the partial reversal of Palm’s valuation allowance against its deferred tax assets.

“We delivered solid results in the third fiscal quarter and continue to expand our global market presence,” said Ed Colligan, Palm president and chief executive officer. “Treo smartphone sell-through and revenue reached record levels, and Palm products were available to smartphone customers through seven of the top 10 carriers in the world.”

Fourth Quarter Fiscal Year 2007 Outlook

Based on current trends, Palm provided its outlook for financial results in the fourth quarter of fiscal year 2007, which ends June 1, 2007. The company expects the following:

•	Revenue to be in the range of $400 million to $410 million;

•	Gross margin to be between 35.9 percent and 36.4 percent on a GAAP basis and between 36.0 percent and 36.5 percent on a non-GAAP basis;

•	Operating expenses to be between $130 million and $135 million on a GAAP basis and between $124 million and $129 million on a non-GAAP basis;

•	Annual tax rate on a GAAP basis of 40 percent and, on a non-GAAP basis, 40 percent;

•	Earnings per diluted share to be between $0.10 and $0.13 on a GAAP basis and between $0.13 and $0.16 on a non-GAAP basis; and

•

SFAS 123(R) stock-based compensation expense, before taxes, to be between $5.0 million and $5.5 million and amortization of intangible assets to be $1.0 million. These amounts and the related income tax amounts are excluded from Palm’s fourth quarter of fiscal year 2007 outlook on a non-GAAP basis.

INVESTORS’ NOTE: The company will hold a conference call for the public today at 1:30 p.m. Pacific / 4:30 p.m. Eastern to discuss matters covered in this news release. Investors and other interested parties are encouraged to listen to the call by logging on to the conference call webcast prior to the start of the conference call at Palm’s Investor Relations website http://investor.palm.com. Participants will be able to simultaneously view the slides during the call. Investors wishing to listen to the conference call via telephone may dial 800.819.9193 (domestic) and 913.981.4911 (international). There is no passcode required for the call. A telephone replay of the conference call will be available through April 5, 2007. The dial-in number for the replay will be 888.203.1112 (domestic) and 719.457.0820 (international), passcode 1855744. An archive of the audio and visual portion of the conference call will be posted on Palm’s Investor Relations website at http://investor.palm.com.

NON-GAAP FINANCIAL MEASURES: Palm utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall business performance, for making operating decisions and for forecasting and planning future periods. Palm considers the use of non-GAAP financial measures helpful in assessing its current financial performance, ongoing operations and prospects for the future. Ongoing operations are the ongoing revenue and expenses of the business, excluding certain costs that Palm does not anticipate to recur on a quarterly basis. While Palm uses non-GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance, Palm does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach,

Palm believes that disclosing non-GAAP financial measures to the readers of its financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance. In assessing its business during the third quarters of fiscal years 2007 and 2006, Palm excluded or adjusted items in the following general categories, each of which are described below:

Acquisition-related Expenses. Palm excluded amortization of intangible assets and in-process research and development resulting from acquisitions to allow more accurate comparisons of its financial results to its historical operations, forward-looking guidance and the financial results of peer companies. In recent years, Palm has completed the acquisition of Handspring, the acquisition of the Palm® brand and the acquisition of other assets and technologies, which resulted in operating expenses that would not otherwise have been incurred. Palm believes that providing non-GAAP information for expenses related to acquisitions allows the users of its financial statements to review both the GAAP expenses in the period, as well as the non-GAAP expenses, thus providing for enhanced understanding of historic and future financial results and facilitating comparisons to peer companies. Additionally, had Palm internally developed these intangible assets or incurred the expenses related to the development of the in-process research and development, the amortization of intangible assets and the research and development expenses would have been expensed historically, and Palm believes the assessment of its operations excluding these costs is relevant to the assessment of internal operations and comparisons to industry performance.

Stock-based Compensation. Palm believes that the exclusion of non-cash stock-based compensation expense allows for more accurate comparisons of its operating results to peer companies. Further, Palm believes that excluding stock-based compensation expense allows for a more accurate comparison of its financial results to previous periods. In addition, Palm prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure.

Income Tax Provision (Benefit). Palm believes that excluding the partial reversal of the valuation allowance on its deferred tax assets during fiscal year 2006 provides its senior management as well as other users of its financial statements with a valuable perspective on the performance and health of the business. This partial reversal relates to realization of tax losses incurred in prior periods and is not indicative of current or future operations and expenses. Further, the Company believes that assuming a 40 percent effective tax rate provides a better indication of the income tax expense Palm will experience in future years. Prior to the partial reversal of the valuation allowance on its deferred tax assets, Palm’s tax rate consisted primarily of foreign and state income taxes.

Other Expenses. Palm excludes certain other expenses that are the result of unplanned events to measure its operating performance. Included in these expenses for the nine months ended Feb. 28, 2006 are items such as restructuring charges. Palm assesses its operating performance excluding restructuring charges as these amounts relate to costs that are unplanned and are not expected to recur on a quarterly basis. Therefore, by providing this information Palm believes its management and the users of its financial statements are better able to understand the financial results of what Palm considers to be its current financial performance, ongoing operations and prospects for the future.

Each of the non-GAAP financial measures described above, and used in this press release, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measure reflect the exclusion of items that are recurring and will be reflected in the company’s financial results for the foreseeable future. In addition, other companies, including other companies in our industry, may calculate non-financial measures differently than the company does, limiting their usefulness as a comparative tool. Palm compensates for these limitations by providing specific information in the reconciliation included in this press release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, Palm evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding: Palm’s expected fourth quarter of fiscal year 2007 revenue, gross margin, operating expenses, tax rate, earnings per share, stock-based compensation expense and amortization of intangible assets; expansion of Palm’s global market presence. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially, including, without limitation, the following: fluctuations in the demand for Palm’s existing and future products and services and growth in Palm’s industries and markets; Palm’s ability to meet the expectations of securities analysts or investors; Palm’s ability to introduce new products and services successfully and in a cost effective and timely manner; possible defects in products and technologies developed; Palm’s dependence on wireless carriers and ability to meet wireless carrier certification requirements; Palm’s reliance on a concentrated number of significant customers; Palm’s ability to compete with existing and new competitors; Palm’s ability to forecast demand for its products; Palm’s reliance on third parties to sell and distribute its products; Palm’s dependence on third parties to design, manufacture, distribute, warehouse and support its products; Palm’s ability to timely and cost-effectively obtain components and elements of its technology from suppliers; Palm’s ability to obtain other key technology from third parties free from errors and defects, integrate it with Palm’s products and meet certification requirements, all on a timely basis; risks associated with international sales and operations; the impact of increasingly stringent laws, standards and other regulatory requirements. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in Palm’s most recent filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-

Q for the fiscal quarter ended December 1, 2006 and its Annual Report on Form 10-K for the fiscal year ended June 2, 2006. Palm undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

About Palm, Inc.

Palm, Inc., a leader in mobile computing, strives to put the power of computing in people’s hands so they can access and share their most important information. The company’s products for consumers, mobile professionals and businesses include Palm® Treo™ smartphones and Palm handheld computers, as well as software, services and accessories.

Palm products are sold through select Internet, retail, reseller and wireless operator channels throughout the world, and at Palm Retail Stores and Palm online stores (http://www.palm.com/store).

More information about Palm, Inc. is available at http://www.palm.com.

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(1)	GAAP stands for Generally Accepted Accounting Principles.

Palm and Treo are among the trademarks or registered trademarks owned by or licensed to Palm, Inc. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

Palm, Inc.

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	Feb. 28, 2007	Feb. 28, 2006	Feb. 28, 2007	Feb. 28, 2006
Revenues	$410,529	$388,540	$1,159,213	$1,175,373
Cost of revenues (*)	259,183	257,865	737,500	804,407

	151,346	130,675	421,713	370,966
Operating expenses:
Sales and marketing (*)	68,949	53,464	185,859	153,360
Research and development (*)	50,619	38,298	133,763	98,536
General and administrative (*)	15,155	9,813	44,421	30,997
In-process research and development	3,700	—	3,700	—
Amortization of intangible assets	340	340	1,020	4,249
Restructuring charges	—	—	—	1,954

Total operating expenses	138,763	101,915	368,763	289,096

Operating income	12,583	28,760	52,950	81,870
Interest and other income (expense), net	5,181	3,406	16,143	6,980

Income before income taxes	17,764	32,166	69,093	88,850
Income tax provision (benefit)	6,007	2,227	28,062	(220,155)

Net income	$11,757	$29,939	$41,031	$309,005

Net income per share:
Basic	$0.12	$0.30	$0.40	$3.08

Diluted (**)	$0.11	$0.28	$0.39	$2.95

Shares used in computing per share amounts:
Basic	102,142	101,109	102,607	100,172
Diluted	103,711	105,972	104,327	104,921
(*) Costs and expenses include stock-based compensation as follows:
Cost of revenues	$583	$3	$1,851	$13
Sales and marketing	1,423	166	4,681	586
Research and development	2,004	152	6,917	280
General and administrative	1,701	130	5,412	609

	$5,711	$451	$18,861	$1,488

Prior to June 1, 2006, the Company accounted for stock-based compensation expense under APB No. 25, Accounting for Stock Issued to Employees, which measured stock-based compensation expense using the intrinsic value method. As of June 1, 2006, the Company accounts for stock-based compensation expense under SFAS No. 123(R), Share-Based Payment, which requires stock-based compensation expense to be recognized based on grant date fair value. Periods prior to June 1, 2006, have not been restated to conform with the provisions of SFAS No. 123(R).

__________

(**)  Diluted net income per share accounts for the effect of the convertible debt using the “if converted” method:

Numerator for basic net income per share	$11,757	$29,939	$41,031	$309,005
Effect of dilutive securities:
Interest expense on convertible debt, net of taxes	—	263	—	788

Numerator for diluted net income per share	$11,757	$30,202	$41,031	$309,793

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

Certain prior period amounts have been reclassified for current year presentation.

Palm, Inc.

Reconciliation of GAAP Items to Non-GAAP Items

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	Feb. 28, 2007	Feb. 28, 2006	Feb. 28, 2007	Feb. 28, 2006
Net income, as reported	$11,757	$29,939	$41,031	$309,005

Adjustments:
Stock-based compensation	5,711	451	18,861	1,488
In-process research and development	3,700	—	3,700	—
Amortization of intangible assets	340	340	1,020	4,249
Restructuring charges	—	—	—	1,954
Income tax provision / benefit	(4,999)	(10,956)	(9,008)	(258,771)

Net income, non-GAAP	$16,509	$19,774	$55,604	$57,925

	Three Months Ended		Nine Months Ended
	Feb. 28, 2007	Feb. 28, 2006	Feb. 28, 2007	Feb. 28, 2006
Net income per share:
Basic, as reported	$0.12	$0.30	$0.40	$3.08

Adjustments	0.04	(0.10)	0.14	(2.50)

Basic, non-GAAP	$0.16	$0.20	$0.54	$0.58

Diluted, as reported	$0.11	$0.28	$0.39	$2.95
Adjustments	0.05	(0.09)	0.14	(2.39)

Diluted, non-GAAP	$0.16	$0.19	$0.53	$0.56

Shares used in computing per share amounts:
Basic, as reported	102,142	101,109	102,607	100,172

Diluted, as reported	103,711	105,972	104,327	104,921
Adjustments:
Effect of dilutive securities:
Convertible debt	—	(1,084)	—	(1,084)

Diluted, non-GAAP	103,711	104,888	104,327	103,837

The above non-GAAP amounts have been adjusted to eliminate stock-based compensation expense, in-process research and development, amortization of intangible assets, restructuring charges, the change in the valuation allowance against our deferred tax assets, and for the related income tax provision on a non-GAAP basis of 40%. Non-GAAP net income per diluted share amounts for the three and nine months ended February 28, 2006 exclude the dilutive effect of the convertible debt using the “if converted” method because on a non-GAAP basis it is anti-dilutive.

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

Palm, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except par value amounts)

(Unaudited)

	Feb. 28, 2007	May 31, 2006
ASSETS
Current assets:
Cash and cash equivalents	$181,970	$113,461
Short-term investments	322,115	405,433
Accounts receivable, net of allowance for doubtful accounts of $4,485 and $4,801, respectively	213,881	204,337
Inventories	37,505	58,010
Deferred income taxes	143,226	153,854
Investment for committed tenant improvements	2,609	3,967
Prepaids and other	11,697	10,937

Total current assets	913,003	949,999

Land held for sale	60,000	60,000
Property and equipment, net	34,914	22,990
Goodwill	167,911	166,538
Intangible assets, net	80,553	25,783
Deferred income taxes	257,374	260,713
Other assets	1,499	1,499

Total assets	$1,515,254	$1,487,522

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$198,616	$184,501
Income taxes payable	55,336	50,021
Accrued restructuring	5,673	7,209
Provision for committed tenant improvements	2,609	3,967
Current portion of long-term convertible debt	—	35,000
Other accrued liabilities	216,179	216,374

Total current liabilities	478,413	497,072
Non-current liabilities:
Non-current liabilities	8,243	6,545

Stockholders’ equity:
Preferred stock, $.001 par value, 125,000 shares authorized; none outstanding	—	—
Common stock, $.001 par value, 2,000,000 shares authorized; outstanding: 102,650 shares and 103,469 shares, respectively	103	103
Additional paid-in capital	1,473,500	1,475,319
Unamortized deferred stock-based compensation	—	(2,752)
Accumulated deficit	(447,050)	(488,081)
Accumulated other comprehensive income (loss)	2,045	(684)

Total stockholders’ equity	1,028,598	983,905

Total liabilities and stockholders’ equity	$1,515,254	$1,487,522

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

Palm, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	Feb. 28, 2007	Feb. 28, 2006
Cash flows from operating activities:
Net income	$11,757	$29,939
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	4,071	4,280
Stock-based compensation	5,711	451
Amortization of intangible assets	3,140	340
In-process research and development	3,700	—
Deferred income taxes	(6,886)	(3,081)
Realized (gain) loss on sale of investments	10	5
Excess tax benefit related to stock-based compensation	(1,283)	—
Tax benefit related to stock options	—	5,843
Changes in assets and liabilities:
Accounts receivable	33,559	84,431
Inventories	1,354	(20,070)
Prepaids and other	4,008	3,107
Accounts payable	6,276	(12,353)
Income taxes payable	9,895	(3,345)
Accrued restructuring	(267)	(4,139)
Other accrued liabilities	8,290	5,810

Net cash provided by operating activities	83,335	91,218

Cash flows from investing activities:
Purchase of brand name intangible	(44,000)	—
Purchase of property and equipment	(5,362)	(3,988)
Cash paid for acquisitions	(19,000)	—
Purchase of short-term investments	(201,052)	(395,333)
Sale of short-term investments	245,207	245,708

Net cash used in investing activities	(24,207)	(153,613)

Cash flows from financing activities:
Proceeds from issuance of common stock; employee stock plans	4,416	12,688
Repayment of debt	(35,272)	—
Excess tax benefit related to stock-based compensation	1,283	—

Net cash (used in) provided by financing activities	(29,573)	12,688

Change in cash and cash equivalents	29,555	(49,707)
Cash and cash equivalents, beginning of period	152,415	181,350

Cash and cash equivalents, end of period	$181,970	$131,643

Other cash flow information:
Cash paid for income taxes	$4,010	$2,645

Cash paid for interest	$833	$882

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

Certain prior balances have been reclassified to conform to current quarter presentation.

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